UBS REAL ESTATE SECURITIES INC.
Owner

and

IRWIN UNION BANK AND TRUST COMPANY
Servicer

SERVICING AGREEMENT

SECOND LIEN MORTGAGE LOANS

Dated as of August 1, 2005

*Flow Delivery

TABLE OF CONENTS

ARTICLE I

DEFINITIONS

1

Section 1.01

Defined Terms.

1

ARTICLE II

SERVICING OF MORTGAGE LOANS; POSSESSION OF

SERVICING FILES; BOOKS AND RECORDS; DELIVERY OF

MORTGAGE LOAN DOCUMENTS

10

Section 2.01

Servicing of Mortgage Loans.

10

Section 2.02

Maintenance of Servicing Files.

10

Section 2.03

Books and Records.

10

Section 2.04

Transfer of Mortgage Loans.

11

Section 2.05

Delivery of Mortgage Loan Documents.

11

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SERVICER

12

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

13

Section 4.01

Servicer to Act as Servicer.

13

Section 4.02

Collection of Mortgage Loan Payments.

15

Section 4.03

Realization Upon Defaulted Mortgage Loans.

15

Section 4.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

16

Section 4.05

Permitted Withdrawals From the Custodial Account.

17

Section 4.06

Reserved.

18

Section 4.07

Reserved.

18

Section 4.08

Reserved.

18

Section 4.09

Transfer of Accounts.

18

Section 4.10

Maintenance of Hazard Insurance.

18

Section 4.11

Blanket Hazard Insurance.

19

Section 4.12

Fidelity Bond, Errors and Omissions Insurance.

20

Section 4.13

Title, Management and Disposition of REO Property.

20

Section 4.14

Notification of Adjustments.

22

ARTICLE V

PAYMENTS TO THE OWNER

22

Section 5.01

Remittances.

22

Section 5.02

Statements to the Owner.

23

Section 5.03

No Monthly Advances.

24

Section 5.04

Liquidation Reports.

24

ARTICLE VI

GENERAL SERVICING PROCEDURES

24

Section 6.01

Assumption Agreements.

24

Section 6.02

Satisfaction of Mortgages and Release of Mortgage Loan Documents.

25

Section 6.03

Servicing Compensation.

26

Section 6.04

Annual Statement as to Compliance; Financial Statements

26

Section 6.05

Annual Independent Certified Public Accountants’ Servicing Report.

27

Section 6.06

Owner’s Right to Examine Servicer Records.

27

Section 6.07

Compliance with REMIC Provisions.

27

Section 6.08

Non-solicitation.

28

ARTICLE VII

REPORTS TO BE PREPARED BY SERVICER

28

Section 7.01

Servicer Shall Provide Information as Reasonably Required.

28

ARTICLE VIII

THE SERVICER

28

Section 8.01

Indemnification; Third Party Claims.

28

Section 8.02

Merger or Consolidation of the Servicer.

29

Section 8.03

Limitation on Liability of the Servicer and Others.

29

Section 8.04

Servicer Not to Resign.

30

Section 8.05

No Transfer of Servicing.

30

ARTICLE IX

DEFAULT

30

Section 9.01

Events of Default.

30

Section 9.02

Waiver of Defaults.

32

ARTICLE X

TERMINATION

33

Section 10.01

Termination.

33

Section 10.02

Removal of Mortgage Loans from Inclusion Under this Agreement Upon a

Pass-Through Transfer OR Whole Loan Transfer.

33

ARTICLE XI

MISCELLANEOUS PROVISIONS

35

Section 11.01

Successor to the Servicer.

35

Section 11.02

Amendment.

36

Section 11.03

Governing Law.

37

Section 11.04

Notices.

37

Section 11.05

Severability of Provisions.

38

Section 11.06

Exhibits and Schedules.

38

Section 11.07

General Interpretive Principles.

39

Section 11.08

Reproduction of Documents.

39

Section 11.09

Confidentiality of Information.

39

Section 11.10

Assignment by the Owner.

40

Section 11.11

Third Party Beneficiary

40

Section 11.12

No Partnership.

40

Section 11.13

Counterparts; Successors and Assigns.

40

Section 11.14

Entire Agreement.

40

Section 11.15

Further Agreements.

41

Section 11.16

Compliance with Regulation AB.

41

EXHIBITS

Exhibit A

Reserved.

Exhibit B

Custodial Account Letter Agreement

Exhibit C

Servicer Certification

Exhibit D

Form of Monthly Report

Exhibit E

Form of Power of Attorney

THIS IS A SERVICING AGREEMENT, dated as of August 1, 2005, and is executed between UBS Real Estate Securities Inc. (the “Owner”) and Irwin Union Bank and Trust Company (the “Servicer”).

W I T N E S S E T H :

WHEREAS, the Owner has acquired, and may from time to time acquire on a servicing-released basis, certain mortgage loans (each a “Mortgage Loan”) pursuant to loan purchase agreements between the Owner and one or more sellers (together with its successors, each a “Seller”).

WHEREAS, the Servicer has agreed to service the Mortgage Loans on behalf of the Owner from and after the related Effective Date (as defined herein).

WHEREAS, the Owner and the Servicer desire that, from and after the related Effective Date, the Mortgage Loans will be serviced by the Servicer on behalf of the Owner in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Owner and the Servicer agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01

Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Servicing Practices:  With respect to any Mortgage Loan, all applicable federal, state and local laws and regulations and those mortgage servicing practices and procedures (including collection practices and procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and which, except as otherwise specifically provided herein, are no lower than the standards employed by the Servicer in servicing similar mortgage loans for its own account.

Adjustment Date:  As to each ARM Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

Agreement:  This Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

ARM Loan: A second lien, conventional, 1-4 family residential Mortgage Loan with an interest rate which adjusts from time to time in accordance with the related Index and is subject to a Periodic Rate Cap and a Lifetime Rate Cap and which may permit conversion to a fixed interest rate.

Business Day:   Any day other than (i) a Saturday or Sunday, or (ii) a legal holiday in the State of New York, California or Indiana, or (iii) a day on which banks in the State of New York, California or Indiana are authorized or obligated by law or executive order to be closed.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Custodial Account:  The separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled “Irwin Union Bank and Trust Company Custodial Account in trust for UBS Real Estate Securities Inc., Owner of Whole Loan Mortgages” and shall be an Eligible Account.

Custodial Agreement:  Any agreement among a Custodian and the Owner, providing for the custody of Mortgage Loan Documents.

Custodian:  Any document custodian holding Mortgage Loan Documents pursuant to the terms of a Custodial Agreement.

Cut-off Date: With respect to any Mortgage Loan, the date set forth in the related Transmission.

Depositor:  As defined in Section 6.04 hereof.

Determination Date: With respect to any Remittance Date, the close of business of the first Business Day of the month of such Remittance Date.

Due Date:   With respect to any Mortgage Loan, each day on which payments of principal and interest are required to be paid in accordance with the terms of the related Mortgage Note, exclusive of any days of grace.

Effective Date:  With respect to the Mortgage Loans initially subject hereto, August 23, 2005.  With respect to additional Mortgage Loans to be subject hereto from time to time, the date set forth in the related Transmission (which shall be the closing date of the sale of the related Mortgage Loans by the Seller to the Owner).

Eligible Account:  Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short term ratings of each of Standard & Poor’s and Moody’s Investor Services, Inc. at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Owner, the Owner has a claim with respect to the funds in such account that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained or (iii) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity; or (iv) a trust account or accounts maintained with the Bank of the West. Eligible Accounts may bear interest.

Event of Default:   Any one of the conditions or circumstances enumerated in Section 9.01.

Fannie Mae:  Fannie Mae, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

FIRREA:   The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time.

Freddie Mac:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

GAAP:  Generally accepted accounting principles and procedures, consistently applied.

HUD:   The United States Department of Housing and Urban Development or any successor thereto.

Index:  With respect to each ARM Loan, the index, as specified in the related Mortgage Note, used to determine the Mortgage Interest Rate on each Adjustment Date on such ARM Loan.

Index Rate:  With respect to each ARM Loan, on each Adjustment Date, the rate per annum equal to the Index, calculated as provided in the related Mortgage Note.

Insurance Proceeds:   With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Lifetime Rate Cap:   With respect to each ARM Loan, the maximum Mortgage Interest Rate over the term of such Mortgage Loan, as specified in the related Mortgage Note.

Liquidation Proceeds:   Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

Margin:  With respect to each ARM Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate.

Master Servicer:  As defined in Section 6.04 hereof.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Loan:  Any Loan registered with MERS on the MERS System.

MERS System:  The system of recording transfers of mortgages electronically maintained by MERS.

MIN:  The Mortgage Identification Number for any MERS Loan.

MOM Loan:  Any Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Loan and its successors and assigns.

Monthly Payment:   With respect to each Mortgage Loan, the scheduled monthly payment of principal and interest thereon which is payable by the related Mortgagor under the related Mortgage Note.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note which creates a lien on real property securing the Mortgage Note.

Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note, and in the case of an ARM Loan, as adjusted from time to time on each Adjustment Date for such Mortgage Loan to equal the Index Rate for such Mortgage Loan plus the Margin for such Mortgage Loan, and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

Mortgage Loan:  An individual Mortgage Loan described herein and as further identified on the Mortgage Loan Schedule, as amended from time to time, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Documents:  With respect to each Mortgage Loan, the original mortgage loan legal documents held by the Owner or by a Custodian on the Owner’s behalf.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

Mortgage Loan Schedule:  The schedule of Mortgage Loans attached to the related Pricing Letter and Bill of Sale, as referenced in the Flow Servicing Rights Sale Agreement, dated as of August 1, 2005, between Owner and Servicer.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The underlying real property securing repayment of a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Nonrecoverable Advance:  Any Servicing Advance which, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from Liquidation Proceeds or other proceeds of the related Mortgage Loan.  The determination by the Servicer that it has made a Nonrecoverable Advance, shall be evidenced by an Officer’s Certificate of the Servicer delivered to the Owner and detailing the reasons for such determination.

Officers’ Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President or by the Treasurer or the Secretary or one of the Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the other party.

Owner: UBS Real Estate Securities Inc., its successors in interest and assigns (including the Trustee in connection with a Pass-Through Transfer).

Partial Principal Prepayment:  A Principal Prepayment by a Mortgagor in part but not in full of the outstanding principal balance of a Mortgage Loan.

Pass-Through Transfer:  The sale or transfer of some or all of the Mortgage Loans to a trust as part of a publicly issued or privately placed, rated or unrated Mortgage pass-through transaction.

Periodic Rate Cap:  With respect to each ARM Loan, the maximum number of percentage points by which the Mortgage Interest Rate may increase or decrease on any Adjustment Date.

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(a)

obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(b)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any certificates issued in connection with a Pass-Through Transfer;

(c)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of any Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any certificates issued in connection with a Pass-Through Transfer;

(d)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated in one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any certificates issued in connection with a Pass-Through Transfer;

(e)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC and are then rated in the highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, to any certificates issued in connection with a Pass-Through Transfer;

(f)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any certificates issued in connection with a Pass-Through Transfer;

(g)

repurchase obligations with respect to any security described in subclauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in subclause (d) above;

(h)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have the highest rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to the certificates issued in connection with a Pass-Through Transfer, as evidenced by a signed writing delivered by each Rating Agency;

(i)

units of a taxable money-market portfolio having the highest available rating long-term rating assigned by each Rating Agency at the time of such investment and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations;

(j)

any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by any trustee or master servicer of a related Pass-Through Transfer or any affiliate of such trustee or master servicer or for which such trustee or master servicer or any affiliate of such trustee or master servicer acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency (if so rated by such Rating Agency); and

(k)

such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any certificates issued in connection with a Pass-Through Transfer, as evidenced by a signed writing delivered by each Rating Agency;

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prime Rate: The prime rate of U.S. money center banks as published from time to time in The Wall Street Journal.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan, full or partial, which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Qualified Appraiser:  An appraiser, duly appointed by the Servicer, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, which appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by prudent mortgage lenders in the secondary market.

Rating Agency:  Standard & Poor’s Ratings Service, a division of The McGraw Hill Companies Inc., Moody’s Investors Service, Inc. or Fitch, Inc.

Reconstitution Date:  With respect to any Mortgage Loan, the date on which such Mortgage Loan is removed from coverage by this Agreement upon a Pass-Through Transfer or a Whole Loan Transfer.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions:  The provisions of the Federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Date:  The 21st day of any month, or if such 21st day is not a Business Day, the first Business Day immediately preceding such 21st day.  The first Remittance Date shall occur on September 21, 2005.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Disposition Proceeds:  Amounts received by the Servicer in connection with a related REO Disposition.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Owner as described in Section 4.13.

Seller:  As defined in the recitals hereto.

Servicer:  Irwin Union Bank and Trust Company, or any of its successors in interest or any successor under this Agreement appointed as herein provided.

Servicing Advances:  All customary, reasonable and necessary “out-of-pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations relating to each Mortgage Loan, including, but not limited to the cost of (a) the preservation, restoration and protection of a Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate), and (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer for servicing the Mortgage Loans in accordance with the terms of this Agreement, which shall, for a period of one full month, be an amount equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan as of the first Business Day of the month in which such fee is being calculated.  Such fee shall be payable monthly (or on a pro rata basis for any partial month), computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The Servicing Fee is payable as provided under Sections 4.05 and 6.03.

Servicing Fee Rate:  The Servicing Fee Rate with respect to each Mortgage Loan shall be fifty (50) basis points per annum for such Mortgage Loan specified in the Mortgage Loan Schedule, or such other rate as agreed to between the parties and set forth in the related Transmission.

Servicing File:  The documents, records and other items pertaining to a particular Mortgage Loan, and any additional documents relating to such Mortgage Loan as are in, or as may from time to time come into, the Servicer’s possession.

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

Stated Principal Balance:  As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan after giving effect to payments of principal received, minus (ii) all other amounts attributable to principal previously distributed to the Owner with respect to the Mortgage Loan.

Transmission:  A notice, dated as of the related Effective Date, given by the Owner to the Servicer, from time to time, pursuant to which additional Mortgage Loans, as described on the schedule attached thereto (which schedule shall become part of the Mortgage Loan Schedule as of the related Effective Date), are made subject to the terms of this Agreement.

Trustee:  The Person appointed as trustee in connection with any Pass-Through Transfer.

Whole Loan Transfer:  The sale or transfer of some or all of the ownership interest in the Mortgage Loans by the Owner to one or more third parties in whole loan or participation format.

ARTICLE II
SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01

 Servicing of Mortgage Loans.

The Servicer does hereby agree to service the Mortgage Loans, from and after the related Effective Date, pursuant to the terms of this Agreement.  The Mortgage Loans initially subject to this Agreement are described in the Mortgage Loan Schedule attached hereto on the initial Effective Date.  Additional Mortgage Loans may be subject hereto pursuant to a Transmission to the Servicer by the Owner, setting forth the Effective Date with respect thereto.

Section 2.02

Maintenance of Servicing Files.

The Servicer shall maintain a Servicing File consisting of all documents necessary to service the Mortgage Loans.  The possession of each Servicing File by the Servicer is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only.  The Servicer acknowledges that the ownership of each Mortgage Loan is vested in the Owner.  All rights arising out of the Mortgage Loans including all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer for the sole purpose of servicing the Mortgage Loans and such retention and possession by the Servicer is in a custodial capacity only in trust for the exclusive benefit of the Owner as the owner of the related Mortgage Loans.  Any portion of the related Servicing Files retained by the Servicer shall be appropriately identified in the Servicer’s computer system to reflect clearly the ownership of the related Mortgage Loans by the Owner.  The Servicer shall release its custody of the contents of the related Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer’s servicing of the Mortgage Loans, such written instructions shall not be required.

Section 2.03

Books and Records.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer’s computer system to clearly reflect the ownership of the Mortgage Loan by the Owner.  In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and Accepted Servicing Practices, including documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including optical imagery techniques reasonably acceptable to the Owner.

The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Owner or its designee the related Servicing File (or copies thereof) during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

Section 2.04

Transfer of Mortgage Loans.

No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Servicer in accordance with this Section 2.04.  The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans in accordance with Sections 10.02 and 11.11; provided, however, that the transferee will not be deemed to be an Owner hereunder binding upon the Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and an assignment and assumption of this Agreement reasonably acceptable to the Servicer (except as provided in Section 10.02 with respect to a Pass-Through transfer by the initial Owner).  The Owner also shall advise the Servicer in writing of the transfer.  Upon receipt of notice of the permitted transfer, the Servicer shall mark its books and records to reflect such assignee’s ownership of the related Mortgage Loans, and the previous Owner shall be deemed released from its obligations hereunder with respect to such Mortgage Loans from and after the date of such sale or transfer without the necessity of any action on the part of the Servicer.

Section 2.05

Delivery of Mortgage Loan Documents.

The Servicer shall forward to the Custodian on behalf of the Owner original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 promptly after their execution; provided, however, that the Servicer shall provide the Custodian on behalf of the Owner with a certified true copy of any such document submitted for recordation promptly after its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original promptly after receipt thereof, but in no event later than 180 days after its execution, provided, however, that if delivery is not completed within 180 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Servicer shall continue to use its best efforts to obtain such documents and effect delivery as soon as possible after its receipt thereof.

From time to time the Servicer may have a need for Mortgage Loan Documents to be released by the Custodian.  If the Servicer shall require any of the Mortgage Loan Documents, the Servicer shall notify the Custodian in writing of such request in the form of the request for release attached to the Custodial Agreement.  During the time that any such documentation is held by the Servicer, such possession is in trust for the benefit of the Owner, and the Servicer shall return such documentation to the Custodian upon the request of the Owner or when the Servicer’s need therefore no longer exists.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SERVICER

The Servicer represents and warrants to and covenants with the Owner that as of the date hereof and as of each Effective Date or as of such other date specifically provided herein:

(a)

The Servicer is a bank, duly organized and validly existing under the laws of the State of Indiana and is qualified (including through its subsidiaries, if applicable, subject to Section 4.01) to transact business in, is in good standing under the laws of, and possesses all licenses necessary for the conduct of its business in, each state in which any Mortgaged Property is located or is otherwise exempt or not required under applicable law to effect such qualification or license and no demand for such qualification or license has been made upon the Servicer by any such state, and in any event the Servicer is in compliance with the laws of each such State to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement.

(b)

The Servicer has full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted (including through its subsidiaries, if applicable, subject to Section 4.01), has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

(c)

None of the execution and delivery of this Agreement, the consummation of the transactions contemplated thereby and hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer’s articles of incorporation or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

(d)

There is no litigation pending or, to the Servicer’s knowledge, threatened with respect to the Servicer which has a material adverse effect on the execution, delivery or enforceability of this Agreement, or which has a material adverse effect on the financial condition of the Servicer.

(e)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained.

(f)

No written statement, report or other document furnished by or to be furnished by Servicer pursuant to the Agreement contains or will contain any statement that is or will be inaccurate or misleading in any material respect or omits to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading.

(g)

The Seller is in good standing with MERS, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Loans for as long as such Mortgage Loans are registered with MERS.

ARTICLE IV
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01

Servicer to Act as Servicer.

The Servicer, either itself or through a subservicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices (giving due consideration to the Owner’s reliance on the Servicer), and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices. The Owner may, at its option, deliver powers-of-attorney to the Servicer sufficient to allow the Servicer as servicer to execute all documentation requiring execution on behalf of Owner with respect to the servicing of the Mortgage Loans, including satisfactions, partial releases, modifications and foreclosure documentation or, in the alternative, shall as promptly as reasonably feasible, execute and return such documentation to the Servicer.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner; provided, however, that unless the Servicer has obtained the prior written consent of the Owner, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, (i) to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties and (ii) in accordance with Accepted Servicing Practices to consent to subordination of the lien associated with any Mortgage Loan in connection with the refinance of the related first lien by the related Mortgagor.

The Servicer is authorized and empowered by the Owner, in its own name, when the Servicer believes it appropriate in its reasonable judgment and in the best interests of the Owner to register at the Owner’s expense any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Owner, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Owner and its successors and assigns.

Unless a different time period is stated in this Agreement, the Owner shall be deemed to have given consent in connection with a particular matter if the Owner does not affirmatively grant or deny consent within five (5) Business Days from the date the Owner receives a second written request for consent for such matter from the Servicer pursuant to Section 11.04.

Notwithstanding anything in this Agreement to the contrary, if a REMIC election is made, the Servicer shall not (unless the related Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause the related REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the “startup date” of such REMIC under the REMIC Provisions.

The Servicer shall perform all of its servicing responsibilities hereunder or may cause a subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Servicer.  The Servicer shall pay all fees and expenses of each subservicer from its own funds, and a subservicer’s fee shall not exceed the Servicing Fee.  The initial subservicer shall be Irwin Home Equity Corporation.  In addition, any reference in this Agreement to obligations of the Servicer’s subsidiaries shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each such subsidiary as fully as if such acts and omissions were those of the Servicer.

At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the related Mortgage Loans itself.  In the event that the Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Section 8.04, 9.01 or 10.01, and if requested to do so by the Owner, the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer.  The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer’s own funds without reimbursement from the Owner.

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or any reference herein to actions taken through a subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Owner and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans.  The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and Servicer alone, and the Owner shall have no obligations, duties or liabilities with respect to such Subservicer including no obligation, duty or liability of Owner to pay such subservicer’s fees and expenses.  For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

Section 4.02

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed with reasonable diligence and in accordance with Accepted Servicing Practices, to collect all payments due under each Mortgage Loan when the same shall become due and payable. Servicer may waive any late charges, prepayment penalties or other amounts to be retained by the Servicer under this Agreement; provided however, that the Servicer’s right to waive the prepayment penalties shall be limited to its fifty percent (50%) interest in the same.

Section 4.03

Realization Upon Defaulted Mortgage Loans.

The Servicer shall use its reasonable efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. The Servicer shall use its reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which any Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05.  The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as Servicing Advances; provided, however, that it shall be entitled to reimbursement therefor as provided in Section 4.05.  Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes (including mold if it has a material adverse effect on the Owner’s interest in the related Mortgage Loan), or if the Owner otherwise reasonably requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Owner’s expense.  Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.  After reviewing the environmental inspection report, the Owner shall direct the Servicer as to how the Servicer shall proceed with respect to the Mortgaged Property, and the Servicer shall follow the Owner’s directions with respect thereto.

Section 4.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts.  Each Custodial Account shall be an Eligible Account.  Any funds in a Custodial Account may be invested only in Permitted Investments for the benefit of the Owner (with any income earned thereon for the benefit of the Servicer).  Funds deposited in the Custodial Account may be drawn on by the Servicer only in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto.  The original of such letter agreement shall be furnished to the Owner upon request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments.  The amount of any such losses shall be immediately deposited by the Servicer in the Custodial Account, out of the Servicer’s own funds, with no right to reimbursement therefor.

The Servicer shall deposit in a mortgage clearing account on a daily basis, and in the Custodial Account or Accounts no later than the second Business Day after receipt of funds, and retain therein the following payments and collections received by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

(i)

all payments on account of principal, including Principal Prepayments and any prepayment penalties or premiums with respect thereto, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the related Mortgage Loan Remittance Rate;

(iii)

all Liquidation Proceeds and REO Disposition Proceeds;

(iv)

any net amounts received by the Servicer in connection with any REO Property pursuant to Section 4.13;

(v)

all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

(vi)

all Condemnation Proceeds affecting any Mortgaged Property other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law; and

(vii)

any amounts required to be deposited in the Custodial Account pursuant to Sections 4.14, 5.01 and 6.02.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees, to the extent permitted by Section 6.01, and fifty percent (50%) of the prepayment penalties and other amounts to be retained by Servicer pursuant to this Agreement, need not be deposited by the Servicer in the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(iii).

Section 4.05

Permitted Withdrawals From the Custodial Account.

The Servicer may, from time to time, make withdrawals from the Custodial Account for the following purposes:

(i)

to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

(ii)

to reimburse itself for unreimbursed Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to Liquidation Proceeds, Condemnation Proceeds, and Insurance Proceeds and REO Disposition Proceeds related to such Mortgage Loan;

(iii)

to pay to itself as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date); (b) any Servicing Fee to which the Servicer is entitled in accordance with the terms hereof to the extent such Servicing Fee has not been paid to or retained by the Servicer; (c) any late or other ancillary fees collected by the Servicer; and (d) fifty percent (50%) (or other amount set forth in the related Transmission) of any prepayment penalty collected by the Servicer;

(iv)

to reimburse itself for any Nonrecoverable Advances;

(v)

to transfer funds to another Eligible Account in accordance with Section 4.09 hereof;

(vi)

to remove funds deposited in the Custodial Account in error by the Servicer; and

(vii)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 4.06

Reserved.

Section 4.07

Reserved.

Section 4.08

Reserved.

Section 4.09

Transfer of Accounts.

The Servicer may transfer the Custodial Account to a different Eligible Account from time to time.  The Servicer shall notify the Owner of any such transfer within fifteen (15) Business Days of transfer.

Section 4.10

Maintenance of Hazard Insurance.

(a)

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the fire and casualty insurance coverage maintained by the related Mortgagors with respect to the related Mortgaged Property in accordance with Accepted Servicing Practices for Mortgage Loans with an Stated Principal Balance of $50,000 or more.  The Servicer shall take necessary actions to protect the interests of the Owner, and/or to preserve the security of the related Mortgage Loan.  The Servicer shall make a Servicing Advance to cure or liquidate the related superior lien to protect the Owner's interest unless such advance would be determined to be a Nonrecoverable Advance .

(b)

To the extent permitted under the related Mortgage Loan Documents, and to the extent the Servicer receives notice that a hazard insurance policy has been cancelled, the Servicer shall, consistent with Accepted Servicing Practices, cause to be maintained for each Mortgage Loan hazard insurance naming the Owner as loss payee thereunder, and providing extended coverage in an amount at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the sum of (a) the principal balance owing on such Mortgage Loan and (b) the principal balance owing on the related first lien mortgage loan from time to time.  The Servicer shall monitor the maintenance of any such hazard insurance so obtained in accordance with Accepted Servicing Practices.

(c)

If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained, to the extent required by the Mortgage Loan Documents or the Federal Emergency Management Agency, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan and (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

(d)

The Servicer shall cause to be maintained with respect to any REO Property fire and hazard insurance with extended coverage in an amount at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy The Servicer shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above.  Any amounts collected by the Servicer under any such policies other than amounts required to be applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

(e)

Any cost incurred by the Servicer in maintaining any such insurance shall be recoverable by the Servicer pursuant to Section 4.05(ii).

(f)

It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loans, other than as provided in or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer.  The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best’s Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.  All insurance policies maintained pursuant to this Section 4.10 shall be maintained with a Qualified Insurer.

(g)

The provisions of this Section 4.10 shall apply only in the event that the Mortgage Loan becomes a first lien mortgage loan or in the event that the Servicer has actual knowledge of a default or deficiency in respect of the payment of any taxes or casualty insurance premiums or other charges that are or may become a lien upon the related Mortgaged Property.

Section 4.11

Blanket Hazard Insurance.

In the event that the Servicer shall obtain and maintain a blanket policy with a Qualified Insurer insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the amount required under Section 4.10, and otherwise complies with the requirements of Section 4.10, the Servicer shall be deemed conclusively to have satisfied its obligations under Section 4.10, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the difference, if any, between the amount that would have been payable under a policy complying with Section 4.10 and the amount paid under such blanket policy.  Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days prior written notice to the Owner.

The provisions of this Section 4.11 shall apply only in the event that the Mortgage Loan becomes a first lien mortgage loan or in the event that the Servicer has actual knowledge of a default or deficiency in respect of the payment of any taxes or casualty insurance premiums or other charges that are or may become a lien upon the related Mortgaged Property.

Section 4.12

Fidelity Bond, Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, with a Qualified Insurer, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage with responsible companies that meet the requirements of Fannie Mae on all officers, employees and other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans.  The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons.  Such Fidelity Bond and errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae or by Freddie Mac.  The Servicer shall, upon request of Owner, deliver to the Owner a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days prior written notice to the Owner.  The Servicer shall notify the Owner within five Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated.  The Owner and its successors or assigns as their interests may appear must be named as loss payees on the Fidelity Bond and as additional insured on the errors and omissions policy.

Section 4.13

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer or its designee as nominee for the benefit of the Owner or its designee.  Any such Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner.

The Servicer shall assume the responsibility for marketing each REO Property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 4.13. The REO Property must be sold within three years following the end of the calendar year of the date of acquisition if a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, unless (i) the Owner shall have been supplied with an Opinion of Counsel (at the Servicer’s expense) to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on “prohibited transactions” of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer’s expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period.  If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as “foreclosure property” within a meaning of Section 860G(a)(8) of the Code, (ii) subject the related trust to the imposition of any federal or state income taxes on “net income from foreclosure property” with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust or any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.

The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae Guide and Accepted Servicing Practices, manage, conserve, protect and operate each REO Property in the same manner that the Servicer manages, conserves, protects and operates other foreclosed property for its own account, provided that at all times the Servicer shall carry out such obligations in the best interests of the Owner.  The REO Disposition Proceeds from the sale of the REO Property shall be promptly deposited in the Custodial Account.  As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related Servicing Advances.

The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as may be required by the circumstances. Upon the reasonable request of the Owner, the Servicer shall make or cause the inspector to make a written report of each such inspection provided that the Owner shall not make such requests more often than once every month.  Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Servicer to the Owner.

Notwithstanding anything to the contrary set forth in this Section 4.13, the parties hereto hereby agree that the Owner, at its option, shall be entitled to manage, conserve, protect and operate each REO Property for its own benefit (such option, an “REO Option”).  In connection with the exercise of an REO Option, the prior two paragraphs and the related provisions of Section 4.03 and Section 4.04(iii) (such provisions, the “REO Marketing Provisions”) shall be revised as follows: (A) promptly following the exercise by Owner of the REO Option, the Servicer shall submit a detailed invoice to the Owner for all related Servicing Advances and the Owner shall reimburse the Servicer for such amounts within thirty (30) days of receipt of such invoice; and (B) Section 4.04 (iii) shall not be applicable thereto.  References made in Section 4.03 with respect to the reimbursement of Servicing Advances shall, for purposes of such REO Property, be deemed to be covered by this paragraph.  The Owner acknowledges that, in the event it exercises an REO Option, with respect to the related REO Property, there shall be no breach by the Servicer based upon or arising out of the Servicer’s failure to comply with the REO Marketing Provisions from and after the date on which such REO Option is exercised by the Owner.

Section 4.14

Notification of Adjustments.

With respect to each ARM Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with requirements of applicable law and the related electronic data received on the Mortgage and Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related electronic data received on the Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments.  The Servicer shall promptly, upon written request by the Owner, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused to the Owner thereby.  With respect to each Mortgage Loan that is not an ARM Loan, the Servicer shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date or prepayment penalties if required under applicable law.

ARTICLE V
PAYMENTS TO THE OWNER

Section 5.01

Remittances.

On each Remittance Date, the Servicer shall remit to the Owner all amounts credited to the Custodial Account as of the close of business on the related Determination Date, net of other charges against or withdrawals from the Custodial Account pursuant to Section 4.05.

With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding related Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 5.02

Statements to the Owner.

The Servicer shall furnish to the Owner an individual Mortgage Loan accounting report in the form of Exhibit D (a “Report”) for the past calendar month, as of the close of the Business Day of the first day of each month (or September 1, 2005, in the case of the initial Report), in the Servicer’s assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis.  With respect to each month, such Report shall be received by the Owner from the Servicer by email no later than the fifth Business Day of the month of the related Remittance Date (or September 6, 2005, in the case of the initial Report) on a disk or tape or other computer-readable format, in such format as may be mutually agreed upon by both the Owner and the Servicer, and in hard copy, which Report shall contain the following:

(i)

with respect to each Monthly Payment, the amount of such remittance allocable to interest;

(ii)

the amount of Servicing Fee received by the Servicer during the prior distribution period and the amount of the prepayment penalties on each Mortgage Loan retained by the Servicer;

(iii)

the aggregate Stated Principal Balance of the Mortgage Loans;

(iv)

the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired; and

(v)

such other reports as may reasonably be required by the Owner.

The Servicer shall also provide with each such Report a trial balance, sorted in the Owner’s assigned loan number order.

The Servicer shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to the Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time.

In addition, not more than 60 days after the end of each calendar year, the Servicer shall furnish to each Person who was an Owner at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances of principal and interest for the applicable portion of such year.

Section 5.03

No Monthly Advances.

The Servicer shall not be required to advance for prepayment interest shortfalls or delinquent payments.

Section 5.04

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property in such form as the Servicer and the Owner shall agree.  The Servicer shall also provide reports on the status of REO Property containing such information as Owner may reasonably require.

ARTICLE VI
GENERAL SERVICING PROCEDURES

Section 6.01

Assumption Agreements.

The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of a Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due-on-sale” clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so.  If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  If an assumption is allowed pursuant to this Section 6.01, the Servicer is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, the Servicer shall follow the Accepted Servicing Practices.  With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed.  The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage Loan Documents and shall, for all purposes, be considered a part of such related mortgage file to the same extent as all other documents and instruments constituting a part thereof.  All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

Notwithstanding the foregoing paragraphs of this section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 6.01, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 6.02

Satisfaction of Mortgages and Release of Mortgage Loan Documents.

Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Custodian with a request for release by a Servicing Officer for the portion of the Mortgage Loan Documents held by the Custodian.  Upon receipt of such request, the Owner shall promptly release or cause the Custodian to promptly release the related Mortgage Loan Documents to the Servicer and the Servicer shall prepare and deliver for execution by the Owner or at the Owner’s option execute under the authority of a blanket power of attorney in the form attached hereto as Exhibit E delivered to the Servicer by the Owner any satisfaction or release.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage and is unable to reinstate such Mortgage promptly upon discovery of such improper satisfaction or release by the Servicer or notice by the Owner, or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer, upon written demand, shall remit to the Owner within two Business Days the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  Notwithstanding the foregoing, if the Owner is adversely affected by the Servicer’s improper satisfaction or release of any Mortgage, the Servicer shall indemnify the Owner for any costs and expenses resulting therefrom.  The Servicer shall maintain the Fidelity Bond and errors and omissions insurance insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, upon request of the Servicer and delivery to the Custodian of a servicing receipt signed by a Servicing Officer, all as provided in the Custodial Agreement, the Servicer may request the Custodian to release to the Servicer the portion of the Mortgage Loan Documents held by the Custodian to the Servicer. Such servicing receipt shall obligate the Servicer to promptly return the related Mortgage Loan Documents to the Custodian, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or such documents have been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has promptly delivered to the Owner or the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such documents were delivered and the purpose or purposes of such delivery.

Section 6.03

Servicing Compensation.

As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from payments on the Mortgage Loans the amounts provided for as the Servicer’s Servicing Fee.  Additional servicing compensation in the form of assumption fees, as provided in Section 6.01, late payment charges and other ancillary fees, and fifty percent (50%) (or such other percentage set forth in the related Transmission) of each prepayment penalty collected shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

Section 6.04

Annual Statement as to Compliance; Financial Statements.

(a)

The Servicer will deliver to the Owner, to any master servicer which is master servicing any of the Loans pursuant to a Pass-Through Transfer or other securitization transaction (each, a “Master Servicer”) and to any entity which is the depositor of the Loans pursuant to a Pass-Through Transfer or other securitization transaction (each, a “Depositor”) not later than March 10th of each calendar year, beginning in 2006, an Officer’s Certificate (each, an “Annual Statement as to Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such signatories’ supervision and (ii) to the best of such signatories’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such signatory and the nature and status thereof.  Copies of such statement shall be provided by the Owner to any Person identified as a prospective purchaser of the Loans.

(b)

With respect to any Mortgage Loans that are subject to a Pass-Through Transfer or other securitization transaction, by March 10th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver a certification in the form attached hereto as Exhibit C (the “Servicer Certification”) for the benefit of the Owner, any Master Servicer and any Depositor and such entity’s affiliates and the officers, directors and agents of any such entity and such entity’s affiliates.

(c)

The Servicer shall indemnify and hold harmless the Master Servicer, the Depositor, the Owner (and if this Agreement has been assigned in whole or in part by the Owner, any and all Persons previously acting as “Owner” hereunder), and their respective officers, directors, agents and affiliates, and such affiliates’ officers, directors and agents (any such person, an “Indemnified Party”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 6.04 or Section 6.05, or the negligence, bad faith or willful misconduct of the Servicer in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer in the other in connection with a breach of the Servicer’s obligations under this Section 6.04 or Section 6.05, or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

Section 6.05

Annual Independent Certified Public Accountants’ Servicing Report.

Not later than March 10th of each year, beginning in 2006, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the Servicer’s servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in accordance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer’s servicing has been conducted in compliance with the agreements examined pursuant to this Section 6.05, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

Section 6.06

Owner’s Right to Examine Servicer Records.

The Owner shall have the right to examine and audit, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

The Servicer shall provide to the Owner and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Owner access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations.  Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable federal or state government regulations.

Section 6.07

Compliance with REMIC Provisions.

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

Section 6.08

Non-solicitation.

The Servicer shall not conduct any solicitation targeted to the Mortgagors for the purpose of inducing or encouraging the early prepayment or refinancing of the related Mortgage Loans.  It is understood and agreed that promotions undertaken by the Servicer or any agent or affiliate of the Servicer which are directed to the general public at large, including mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements, shall not constitute solicitation under this Section 6.08.

ARTICLE VII
REPORTS TO BE PREPARED BY SERVICER

Section 7.01

Servicer Shall Provide Information as Reasonably Required.

The Servicer shall furnish to the Owner upon request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement.  The Servicer may negotiate with the Owner for a reasonable fee for providing such report or information, unless (i) the Servicer is required to supply such report or information pursuant to any other section of this Agreement, or (ii) the report or information has been requested in connection with Internal Revenue Service or other regulatory agency requirements.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

ARTICLE VIII
THE SERVICER

Section 8.01

Indemnification; Third Party Claims.

The Servicer agrees to indemnify the Owner, its successors and assigns, and any agent of the Owner (each an “Indemnified Person”) and hold each such Indemnified Person harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that such Indemnified Person may sustain in any way related to the failure of the Servicer to perform in any way its duties to service the Mortgage Loans in strict compliance with the terms of this Agreement and for breach of any representation, warranty or covenant of the Servicer contained herein.  The Servicer shall immediately notify the Owner or other Indemnified Person if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Owner and such other Indemnified Person and with counsel reasonably satisfactory to the Owner and such other Indemnified Person) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or such other Indemnified Person in respect of such claim but failure to so notify the Owner and such other Indemnified Person shall not limit its obligations hereunder.  The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Owner and such other Indemnified Person unless such settlement includes an unconditional release of the Owner and such other Indemnified Person from all liability that is the subject matter of such claim.  The provisions of this Section 8.01 shall survive termination of this Agreement.

Section 8.02

Merger or Consolidation of the Servicer.

The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification (including where applicable, through its subsidiaries, subject to Section 4.01) to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution reasonably acceptable to the Owner.

Section 8.03

Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform in any way its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence or any breach of the terms and conditions of this Agreement.  The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by the Owner respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto.  In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable, the Owner shall reimburse the Servicer within thirty days of receipt by the Owner of a billing statement from the Servicer providing reasonable detail with respect thereto, unless the Owner is disputing such charges in good faith, in which event the Owner shall promptly reimburse the Servicer upon resolution of such dispute.

Section 8.04

Servicer Not to Resign.

The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 11.01.

With respect to any Mortgage Loan which is not subject to a Pass-Through Transfer, the Servicer shall have the right to sell or subsequently transfer its rights and obligations under this Agreement, with the prior written consent of the Owner, such consent not to be unreasonably withheld, to a servicing institution reasonably acceptable to Owner.  The parties intend that, so long as no rights or remedies of the Owner are materially prejudiced thereby, such right shall extend to sales or assignments by the Servicer of its rights under this Agreement following as well as prior to an Event of Default.

Section 8.05

No Transfer of Servicing.

With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner has acted in reliance upon the Servicer’s independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner, which approval shall not be unreasonably withheld.

ARTICLE IX
DEFAULT

Section 9.01

Events of Default.

In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

(i)

any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after written notice thereof (it being understood that this subparagraph shall not affect Servicer’s obligation pursuant to Section 5.01 to pay default interest on any remittance received by the Owner after the Business Day on which such payment was due); or

(ii)

any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements set forth in this Agreement or the breach of any representation or warranty in Article III of this Agreement on the part of the Servicer set forth in this Agreement, the breach of which has a material adverse effect on the interests of the Owner and which continue unremedied for a period of sixty days (except that such number of days shall be forty five in the case of a breach of a representation or warranty and fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

(iv)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(v)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein; or

(vii)

the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer’s ability to perform its obligations hereunder; or

(viii)

failure by the Servicer to duly perform, within the required time period, its obligations under Section 6.04 or 6.05 of this Agreement which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any Master Servicer; or

(ix)

the occurrence of any breach of a representation and warranty set forth in Article III of this Agreement.

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer may, in addition to whatever rights the Owner may have under Section 8.01 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same; provided however that the Servicer shall be entitled to receive the servicing compensation as set forth in Section 6.03 herein until the day prior to the date of the notice of termination.  From and after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01.  Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer’s sole expense.  The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or thereafter received with respect to the Mortgage Loans or any REO Property.

Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive the servicing compensation as set forth in Section 6.03 hereof, until the day prior the date of the notice of termination.

Notwithstanding the foregoing, a delay in or failure of performance under paragraph (i) or (ii) above, after the expiration of the applicable grace periods, shall not constitute an Event of Default if such delay or failure could not have been prevented by the Servicer and such delay or failure was caused by an Act of God, any act of the public enemy, declared or undeclared war, public disorder, rebellion or sabotage, or epidemic, landslide, lightning, fire, hurricane, earthquake or flood; provided however, that the Servicer shall maintain at all times a disaster recovery system, including maintaining back up files in a different geographical location in order to prevent such Events of Default from occurring.  In addition, the preceding sentence shall not excuse the Servicer from its obligation to use its best efforts to perform its obligations hereunder in a timely manner in accordance with the terms hereof, and the Servicer shall provide the Owner with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

Section 9.02

Waiver of Defaults.

The Owner may waive only by written notice any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

ARTICLE X
TERMINATION

Section 10.01

Termination.

The respective obligations and responsibilities of the Servicer shall terminate upon the earliest to occur of the following: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) mutual consent of the Servicer and the Owner in writing or as provided in Section 10.02; and (iii) termination by the Owner pursuant to Section 9.01. Simultaneously with any such termination and the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed by withdrawal from the Custodial Account for any outstanding Servicing Advances pursuant to Section 4.05(ii) (net of any amounts owed by the Servicer to the Owner hereunder).  If the Servicer is terminated pursuant to Section 9.01 of this Agreement, in no event shall the Servicer be entitled to any termination fee or other compensation with respect to the termination of this Agreement or the Servicer’s rights hereunder, in whole or in part.

Section 10.02

Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Pass-Through Transfer OR Whole Loan Transfer.

The Owner and the Servicer agree that with respect to some or all of the Mortgage Loans, the Owner, at its sole option, may effect Whole Loan Transfers or Pass-Through Transfers, retaining the Servicer as the servicer thereof or subservicer if a master servicer is employed, or as applicable the “servicer”. At the election of the Owner, from and after the Reconstitution Date, the Mortgage Loans transferred shall remain covered by this Agreement, insofar as the Servicer shall continue to service such Mortgage Loans on behalf of the Owner in accordance with the terms and provisions of this Agreement or shall be subject to a pooling and servicing agreement or a subservicing agreement containing customary secondary market servicing provisions with respect to mortgage loans that are subject to a rated mortgage loan securitization, including without limitation, the provisions specified in paragraph (e) below.  In the event that the Owner elects not to retain the Servicer as servicer subsequent to a Whole Loan Transfer or Pass-Through Transfer, the Owner may terminate the Servicer as servicer upon thirty (30) days written notice from Owner to Servicer.

The Servicer shall cooperate with the Owner in connection with each Whole Loan Transfer or Pass-Through Transfer in accordance with this Section 10.02.  In connection therewith the Servicer shall:

(a)

make all representations and warranties with respect to the Mortgage Loans and with respect to the Servicer itself as of the Reconstitution Date of the related Whole Loan Transfer or Pass-Through Transfer;

(b)

execute all agreements required to be executed by the Servicer in connection with such Whole Loan Transfer or Pass-Through Transfer provided that any such agreements be consistent with the terms hereof and impose no greater duties, liabilities or obligations upon the Servicer than those set forth herein and provided that the Servicer is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

(c)

deliver to the Owner and to any Person designated by the Owner (a) for inclusion in any prospectus or other offering material such publicly available information regarding the Servicer, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information reasonably requested by the Owner, (b) any similar non public, unaudited financial information (which the Owner may, at its option and at its cost, have audited by certified public accountants) and such other information as is reasonably requested by the Owner and which the Servicer is capable of providing without unreasonable effort or expense, and (c) such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Servicer pursuant to clause (a) above as shall be reasonably requested by the Owner; and

(d)

deliver to the Owner opinions of counsel in a form reasonably acceptable to the Owner as are customarily delivered by servicers and reasonably determined by the Owner to be necessary in connection with Whole Loan Transfers or Pass-Through Transfers, as the case may be, it being understood that the cost of any opinions of counsel (other than in-house counsel) that may be required for a Whole Loan Transfer or Pass-Through Transfer, as the case may be, shall be the responsibility of the Owner;

(e)

indemnify the Owner for any material misstatements or omissions or alleged material misstatements or omissions contained in the information provided pursuant to (c) above; and

(f)

in connection with any Pass-Through Transfer of any Mortgage Loans, to execute a pooling and servicing agreement or a subservicing agreement, at the reasonable request of the Owner, which pooling and servicing agreement or subservicing agreement may, at the Owner’s direction, contain contractual provisions including a 24-day certificate payment delay (54-day total payment delay), servicing and mortgage loan representations and warranties which in form and substance conform to the representations and warranties in this Agreement and to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other covenants as are required by the Owner and one or more Rating Agencies for “AAA” rated mortgage pass-through transactions which are “mortgage related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984, unless otherwise mutually agreed. Such pooling and servicing or other servicing agreement shall not require servicer advances of delinquent scheduled payments of principal and interest through liquidation and prepayment interest shortfalls.  If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860G(a)(2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860(D) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

In the event the Owner has elected to have the Servicer hold record title to the Mortgages, prior to the Reconstitution Date the Servicer shall prepare an assignment in blank or, at the option of the Owner, to the Trustee from the Servicer acceptable to the Trustee for each Mortgage Loan that is part of the Whole Loan Transfers or Pass-Through Transfers. The Owner shall pay all preparation and recording costs associated therewith. The Servicer shall execute each assignment, track such assignments to ensure they have been recorded and deliver them as required by the trustee upon the Servicer’s receipt thereof.  Additionally, the Servicer shall prepare and execute, at the direction of the Owner, any note endorsements in connection with any and all seller/servicer agreements.

All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass-Through Transfer shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

ARTICLE XI
MISCELLANEOUS PROVISIONS

Section 11.01

Successor to the Servicer.

Upon termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01, or 10.01(ii) or (iii) or 10.03, the Owner shall (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Owner and such successor shall agree.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article III and the remedies available to the Owner under Section 8.01, it being understood and agreed that the provisions of such Article III and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 8.04, 9.01 or 10.01 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds.  The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.  The successor shall make such arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Owner of such appointment.

All reasonable costs and expenses incurred in connection with replacing the Servicer upon its resignation or the termination of the Servicer in accordance with the terms of this Agreement, including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with this Agreement, shall be payable on demand by the resigning or terminated Servicer without any right of reimbursement therefor.

If any of the Mortgage Loans are MERS Loans, in connection with the termination or resignation of the Servicer hereunder, either (i) the successor servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the Servicer shall cooperate with the successor servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Owner and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS System to the successor servicer or (y) in causing MERS to designate on the MERS System the successor servicer as the servicer of such Mortgage Loan.

Section 11.02

Amendment.

This Agreement may be amended from time to time by the Servicer and the Owner by written agreement signed by the Servicer and the Owner.

Section 11.03

Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN.

Section 11.04

Notices.

Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telecopier and confirmed by a similar mailed writing, as follows:

(i)

if to the Servicer:

Irwin Union Bank and Trust Company

C/O IRWIN HOME EQUITY CORPORATION

12677 Alcosta Blvd., Suite 500

San Ramon, CA  94583

Attention:

Edwin K. Corbin, Vice President

Phone:

(925) 277-2001

Facsimile:

(925) 790-5848

With a copy to:

Mary Rottman

C/O IRWIN HOME EQUITY CORPORATION

12677 Alcosta Blvd., Suite 500

San Ramon, CA  94583

Gary Iorfido
C/O IRWIN HOME EQUITY CORPORATION

12677 Alcosta Blvd., Suite 500

San Ramon, CA  94583

Ellen Mufson

500 Washington Street, 3rd Floor

Columbus, IN  47201

(ii)

if to the Owner:

UBS Real Estate Securities Inc.

1285 Avenue of the Americas

11th Floor

New York, New York 10019

Attention: Eileen Lindblom

Phone:

(212) 713-6273

Facsimile

(212) 713-2080

With a copy to:

UBS Real Estate Securities Inc.

1285 Avenue of the Americas

11th Floor

New York, New York 10019

Attention:  General Counsel

Facsimile No. (212) 713-1153

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice, or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the address (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 11.05

Severability of Provisions.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 11.06

Exhibits and Schedules.

The exhibits, schedules and other addenda and supplements to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 11.07

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(vi)

the term “include” or “including” shall mean without limitation by reason of enumeration.

Section 11.08

Reproduction of Documents.

This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 11.09

Confidentiality of Information.

Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party.  Except as required to be disclosed by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of this Agreement, provided that each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the parties obligations set forth in this Agreement, provided further that such information is identified as confidential non-public information.  In addition, confidential information may be provided to a regulatory authority if required by applicable law, provided such information is identified as confidential non-public information

Section 11.10

Assignment by the Owner.

The Owner shall have the right, without the consent of the Servicer hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans.  The Servicer shall not be obligated to recognize any such assignee or designee unless such person executes an assignment and assumption agreement reasonably acceptable to the Servicer.  All references to the Owner in this Agreement shall be deemed to include its assignees or designees.

Section 11.11

Third Party Beneficiary

For purposes of this Agreement, including but not limited to Section 6.04 hereof, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

Section 11.12

No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for Owner.

Section 11.13

Counterparts; Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Section 8.05, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

Section 11.14

Entire Agreement.

Each of the Servicer and the Owner acknowledges that no representations, agreements or promises were made to it by the other party or any of its employees other than those representations, agreements or promises specifically contained herein.  This Agreement sets forth the entire understanding between the parties hereto with respect to the matters set forth herein, and shall be binding upon all successors of both parties.

Section 11.15

Further Agreements.

The Servicer and the Owner each agrees to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purpose of this Agreement.

Section 11.16

Compliance with Regulation AB.

In addition to the Servicer’s obligations specified in this Agreement, the Servicer shall cooperate fully with the Owner to provide any and all policies, statements, reports, records, files, certifications and any other information necessary in Owner’s good faith determination to permit the Owner to comply with the provisions of Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as the same may be amended from time to time.  The provisions set forth in the foregoing sentence shall not merge with any related documents, but instead shall be independently enforceable by the Owner.

IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date and year first above written.

UBS REAL ESTATE SECURITIES INC.

(Owner)

By:

Name:

Title:

By:

Name:

Title:

IRWIN UNION BANK AND TRUST COMPANY
(Servicer)

By:

Name:

Title:

Date:

Attest:

By:

Name:

Title:

EXHIBIT A

Reserved.

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

(date)

To:______________________
_________________________
_________________________
   (the “Depository”)

As “Servicer” under the Servicing Agreement, dated as of _______________, between UBS Real Estate Securities Inc. and ______________________ (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as “____________________________ Custodial Account, in trust for UBS Real Estate Securities Inc., Owner of Whole Loan Mortgages.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

[Servicer]
By:____________________
Name:__________________
Title:_________________

The undersigned, as “Depository”, hereby certifies that the above described account has been established under Account Number __________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount deposited at any time in the account will be insured up to applicable limits by the Federal Deposit Insurance Corporation through the Bank Insurance Fund or the Savings Association Insurance Fund or will be invested in Permitted Investments as defined in the Agreement.

[                  ]
(name of Depository)
By:____________________
Name:__________________
Title:_________________

EXHIBIT [C]

FORM OF SERVICER CERTIFICATION

Re:

[NAME OF THE TRUST], Mortgage Pass-Through Certificates, Series [_____], issued pursuant to the Pooling and Servicing Agreement, dated as of [_____], 200_ (the “Pooling and Servicing Agreement”), among [_____], [_____], [_____], and [_____]

I, ___________________________, the [senior officer in charge of servicing] of Irwin Union Bank and Trust Company (the “Servicer”), hereby certify to [  ] (the “Depositor”) and to [  ], and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the information in the Annual Statement as to Compliance, the annual independent public accountant’s servicing report to be delivered pursuant to Section 6.05 of the Servicing Agreement (the “Annual Independent Public Accountant’s Servicing Report”) and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer;

2.

Based on my knowledge, the servicing information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of date of this certification;

3.

Based on my knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under the Servicing Agreement has been provided to the Master Servicer;

4.

I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required under the Servicing Agreement, and except as disclosed in the Annual Statement as to Compliance and the Annual Independent Public Accountant’s Servicing Report submitted to the Master Servicer, the Servicer has fulfilled its obligations under the Servicing Agreement as of the date of this certification; and

5.

I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in this Agreement.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Servicing Agreement, dated August 1, 2005 (the “Servicing Agreement”), between the Servicer and UBS Real Estate Securities Inc.

IRWIN UNION BANK AND TRUST COMPANY

(Servicer)

By:

Name:

Title:

Date:

Attest:

By:

Name:

Title:

EXHIBIT D

Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit __A: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________

(18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

: Standard File Layout – Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment
LOAN_NBR	Loan Number assigned by investor		Text up to 10 digits
SERVICER LOAN_NBR	Servicer Loan Number		Text up to 10 digits
BORROWER_NAME	Mortgagor name assigned to Note		Max length of 30
SCHED_PMT_AMT	P&I constant	2	No commas(,) or dollar signs ($)
NOTE_INT_RATE	Gross Interest Rate	4	Max length of 6
NET_RATE	Gross Interest Rate less the Service Fee Rate	4	Max length of 6
SERV_FEE_RATE	Service Fee Rate	4	Max length of 6
NEW_PAY_AMT	ARM loan's forecasted P&I constant	2	No commas(,) or dollar signs ($)
NEW_LOAN_RATE	ARM loan's forecasted Gross Interest Rate	4	Max length of 6
ARM_INDEX_RATE	ARM loan's index Rate used	4	Max length of 6
ACTL_BEG_BAL	Beginning Actual Balance	2	No commas(,) or dollar signs ($)
ACTL_END_BAL	Ending Actual Balance	2	No commas(,) or dollar signs ($)
NEXT_DUE_DATE	Borrower's next due date		MM/DD/YYYY
CURT_AMT_1	Curtailment Amount	2	No commas(,) or dollar signs ($)
CURT_DATE_1	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_ AMT_1	Curtailment Interest if applicable	2	No commas(,) or dollar signs ($)
CURT_AMT_2	Curtailment Amount 2	2	No commas(,) or dollar signs ($)
CURT_DATE_2	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_ AMT2	Curtailment Interest if applicable	2	No commas(,) or dollar signs ($)
CURT_AMT_3	Curtailment Amount 3	2	No commas(,) or dollar signs ($)
CURT_DATE_3	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_AMT3	Curtailment Interest, if applicable	2	No commas(,) or dollar signs ($)
SCHED_BEG_BAL	Beginning Scheduled Balance	2	No commas(,) or dollar signs ($)
SCHED_END_BAL	Ending Scheduled Balance	2	No commas(,) or dollar signs ($)
SCHED_PRIN_AMT	Scheduled Principal portion of P&I	2	No commas(,) or dollar signs ($)
SCHED_NET_INT	Scheduled Net Interest (less Service Fee) portion of P&I	2	No commas(,) or dollar signs ($)
LIQ_AMT	Liquidation Principal Amt to bring balance to zero	2	No commas(,) or dollar signs ($)
PIF_DATE	Liquidation Date		MM/DD/YYYY
ACTION_CODE	Either 60 for liquidation or 65 for Repurchase		Max length of 2
PRIN_ADJ_AMT	Principal Adjustments made to loan, if applicable	2	No commas(,) or dollar signs ($)
INT_ADJ_AMT	Interest Adjustment made to loan, if applicable	2	No commas(,) or dollar signs ($)
PREPAYMENT PENALTY AMT	Prepayment penalty amount, if applicable	2	No commas(,) or dollar signs ($)
SOLDIER_SAILOR ADJ AMT	Soldier and Sailor Adjustment amount, if applicable	2	No commas(,) or dollar signs ($)
NON ADV LOAN AMT	Non Recoverable Loan Amount, if applicable	2	No commas(,) or dollar signs ($)

Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit __ A: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

·

ASUM-

Approved Assumption

·

BAP-

Borrower Assistance Program

·

CO-

   Charge Off

·

DIL-

   Deed-in-Lieu

·

FFA-

   Formal Forbearance Agreement

·

MOD-

   Loan Modification

·

PRE-

   Pre-Sale

·

SS-

   Short Sale

·

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property as follows:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

Exhibit __ B: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit __ B: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT E

LIMITED POWER OF ATTORNEY TO EXECUTE DOCUMENTS

UBS Real Estate Securities Inc., having an office at 1285 Avenue of the Americas, New York, New York 10019 (the “Owner”) on its behalf, with respect to the mortgage loans (the “Mortgage Loans”) serviced by Irwin Union Bank and Trust Company (the “Servicer”) pursuant to that certain Servicing Agreement, dated as of August 1, 2005 (the “Agreement”), between the Servicer and the Owner, constitutes and appoints the Servicer, its true and lawful Attorney-in-Fact, and in its name, place, and stead and for its use and benefits, to, during the period (i) prior to the 360th day following the date of this Limited Power of Attorney and (ii) that the Owner is the owner of the Loans and the Servicer is the servicer of the Loans pursuant to the Agreement, endorse, and acknowledge all documents customarily and reasonably necessary and appropriate for:

1.

the release of a borrower from personal liability under the mortgage or deed of trust following an approved transfer of ownership of the security property;

2.

the full satisfaction or release of a mortgage or the request to a trustee for a full reconveyance of a deed of trust;

3.

the partial release or discharge of a mortgage or the request to a trustee for a partial reconveyance or discharge of a deed of trust;

4.

the modification or extension of a mortgage or deed of trust:

5.

the completion, termination, cancellation, or rescission of foreclosure relating to a mortgage or deed of trust, including (but not limited to) the following actions:

a.

the appointment of a successor or substitute trustee under a deed of trust, in accordance with state law and the deed of trust;

b.

the issuance of a statement of breach or nonperformance;

c.

the issuance or cancellation or rescission of notices of default; and

d.

the cancellation or rescission of notices of sale.

The undersigned gives to said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing requisite, necessary, and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney each subject to the terms and conditions set forth in the Agreement and in accordance with the standard of care set forth in the Agreement as fully, to all intents and purposes, as the undersigned might or could do, and hereby does ratify and confirm all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

The foregoing authority is automatically revoked with respect to any Loan that Owner has sold or transferred to any third party upon the date of such sale or transfer.

Third parties without actual notice may rely upon the power granted under this Limited Power of Attorney, upon the exercise of such power by the Attorney-in-Fact, that all conditions precedent to such exercise of power have been satisfied and that this Limited Power of Attorney has not been revoked unless an instrument of revocation has been recorded.

This Limited Power of Attorney shall be effective as of ____________ ___, _____.

IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of ___________, _____.

UBS REAL ESTATE SECURITIES INC.

By:

____________________________________________

___________________,

By:

____________________________________________

___________________,

STATE OF ___________________ }

COUNTY OF _________________ }

The foregoing instrument was acknowledged before me, a notary public commissioned in ____________ County, ________________ this _____ day of ___________, _____, by _________________________  _____________, and by _________________________, _________________, of UBS Real Estate Securities, Inc., on behalf of the corporation.

___________________________________________, Notary Public

My commission expires: _______________________